Exhibit 10.3

SECOND AMENDMENT TO AMENDED and RESTATED LOAN AND SECURITY AGREEMENT

This Second Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of August 14, 2012, by and between COMERICA BANK (“Bank”) and SCIENTIFIC LEARNING CORPORATION (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of February 9, 2012 (as amended from time to time, including by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of June 11, 2012, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.	The following defined terms are hereby added to Section 1.1 of the Agreement:

“Bookings” means new booked sales as set forth in the forecast provided by Borrower to Bank on August 7, 2012.

“Intellectual Property Collateral” means all of Borrower’s right, title, and interest in and to the following:

(a)	Copyrights, Trademarks and Patents;
(b)	Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;
(c)	Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;
(d)

Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(e)	All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;
(f)	All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and
(g)	All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

2.	New Section 2.5(c) is hereby added as follows:

“(c)            Amendment Fees.  An amendment fee equal to Twenty Thousand Dollars ($20,000) on each of August 14, 2012 and September 13, 2012.”

3.	Section 6.8 of the Agreement hereby is amended and restated in its entirety to read as follows:

            “6.8            Adjusted Quick Ratio.  Borrower shall maintain a ratio of (I) unrestricted cash maintained at Bank or at Bank’s affiliates covered by control agreements in form and substance satisfactory to Bank (which must be in an amount not less than Two Million Dollars ($2,000,000) at all times), plus net trade accounts receivable less than 90 days from invoice date to Current Liabilities less non-refundable deferred revenues plus, (to the extent not already included therein) all Indebtedness to Bank, of at least (i) 1.00 to 1.00 at all times through October 31, 2012, (ii) 0.70  to 1.00 at all times from November 1, 2012 through January 31, 2013, (ii) 0.60 to 1.00 at all times from February 1, 2013 through May 31, 2013 and (iv) 1.00 to 1.00 at all times starting on June 1, 2013.  The foregoing covenant shall be measured as of the last day of each month.”

4.	Section 6.9 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.9            Bookings.   Borrower shall achieve Bookings, measured monthly on a trailing three (3) month basis of greater than or equal to the following amounts as of the relevant measurement date:

Measuring Period Ending	Minimum Trailing 3 Month Bookings
July 31, 2012	$7,161,000
August 31, 2012	$8,432,000
September 30, 2012	$7,817,000
October 31, 2012	$7,495,000
November 30, 2012	$5,682,000
December 31, 2012	$3,866,000
January 31, 2013	$4,058,000
February 28, 2013	$4,145,000
March 31, 2013	$4,263,000
April 30, 2013	$3,868,000
May 31, 2013	$4,556,000
June 30, 2013	$7,361,000
July 31, 2013	$8,135,000
August 31, 2013	$9,554,000
September 30, 2013	$8,931,000
October 31, 2013	$8,557,000
November 30, 2013	$6,483,000
December 31, 2013	$4,402,000

            The foregoing covenant shall be measured as of the last day of each month.”

5.	Section 6.10 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.10            Registration of Intellectual Property Rights.

(a)

Borrower shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as the case may be, those registrable intellectual property rights now owned or hereafter developed or acquired by Borrower, to the extent that Borrower, in its reasonable business judgment, deems it appropriate to so protect such intellectual property rights.

(b)

Borrower shall promptly give Bank written notice of any applications or registrations of intellectual property rights filed with the United States Patent and Trademark Office, including the date of such filing and the registration or application numbers, if any.

(c)

Borrower shall (i) give Bank not less than thirty (30) days prior written notice of the filing of any applications or registrations with the United States Copyright Office, including the title of such intellectual property rights to be registered, as such title will appear on such applications or registrations, and the date such applications or registrations will be filed; (ii) prior to the filing of any such applications or registrations, execute such documents as Bank may reasonably request for Bank to maintain its perfection in such intellectual property rights to be registered by Borrower; (iii) upon the request of Bank, either deliver to Bank or file such documents simultaneously with the filing of any such applications or registrations; (iv) upon filing any such applications or registrations, promptly provide Bank with a copy of such applications or registrations together with any exhibits, evidence of the filing of any documents requested by Bank to be filed for Bank to maintain the perfection and priority of its security interest in such intellectual property rights, and the date of such filing.

(d)

Borrower shall execute and deliver such additional instruments and documents from time to time as Bank shall reasonably request to perfect and maintain the perfection and priority of Bank’s security interest in the Intellectual Property Collateral.

(e)

Borrower shall use commercially reasonably efforts to (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and trade secrets, (ii) detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld.

(f)

Bank may audit Borrower’s Intellectual Property Collateral to confirm compliance with this Section 6.8, provided such audit may not occur more often than twice per year, unless an Event of Default has occurred and is continuing.  Bank shall have the right, but not the obligation, to take, at Borrower’s sole expense, any actions that Borrower is required under this Section 6.10 to take but which Borrower fails to take, after fifteen (15) days’ notice to Borrower.  Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 6.10.”

6.	Section 9.2 of the Agreement hereby is amended and restated in its entirety to read as follows:

“9.2       Power of Attorney.  Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank’s designated officers, or employees) as Borrower’s true and lawful attorney to:  (a) send requests for verification of Accounts or notify account debtors of Bank’s security interest in the Accounts; (b) endorse Borrower’s name on any checks or other forms of payment or security that may come into Bank’s possession; (c) sign Borrower’s name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrower’s policies of insurance; (f) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (g) enter into a short-form  intellectual property security agreement consistent with the terms of this Agreement for recording purposes only or modify, in its sole discretion, any intellectual property security agreement entered into between Borrower and Bank without first obtaining Borrower’s approval of or signature to such modification by amending Exhibits A,  B, and C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Borrower no longer has or claims to have any right, title or interest; and (h) file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in clauses (g) and (h) above, regardless of whether an Event of Default has occurred.  The appointment of Bank as Borrower’s attorney in fact, and each and every one of Bank’s rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank’s obligation to provide advances hereunder is terminated.”

7.	Exhibit A to the Agreement hereby is replaced with Exhibit A attached hereto.
8.	Exhibit D to the Agreement hereby is replaced with Exhibit D attached hereto.
9.

No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Bank.

10.

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

11.

Borrower represents and warrants that the Representations and Warranties contained in the Agreement, as qualified by the Schedule included with this Amendment, are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

12.	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)	this Amendment, duly executed by Borrower;
(b)	a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;
(c)	an Intellectual Property Security Agreement;
(d)	the amendment fee due and owing in accordance with Section 2.5(c) of the Agreement;
(e)	all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts; and
(f)	such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

SCIENTIFIC LEARNING CORPORATION

By: /s/ Robert C. Bowen

Title: Chairman and CEO

COMERICA BANK

By: /s/ Dennis Rapoport

Title: Vice President

DEBTOR	SCIENTIFIC LEARNING CORPORATION
SECURED PARTY	COMERICA BANK

EXHIBIT A

COLLATERAL DESCRIPTION ATTACHMENT
TO LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)            all accounts (including health‑care‑insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and

(b)            and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without insurance proceeds, and all supporting obligations and the security therefore or for any right to payment.  All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transaction, added by Stats. 1999, c. 991 (S.B. 45), Section 35, operative July 1, 2001.

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:                    COMERICA BANK

FROM:                 SCIENTIFIC LEARNING CORPORATION

The undersigned authorized officer of SCIENTIFIC LEARNING CORPORATION hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof provided, however, that those representations and warranties the date expressly referring to another date shall be true, correct and complete in all material respects as of such date.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes (subject to year-end adjustments with the absence of footnotes).

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies

Monthly financial statements	Monthly within 25 days*		Yes	No
Annual (CPA Audited)	FYE within 90 days		Yes	No
10K and 10Q	(as applicable)		Yes	No
A/R & A/P Agings and Eligible Accounts Certificate	Within 15 days of 15th and end of each month*		Yes	No
A/R Audit	Prior to First Advance and semi-annually thereafter		Yes	No
IP Report	Within 60 days of new filings		Yes	No
Total amount of Borrower’s cash and investments	Amount: $________		Yes	No
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $________		Yes	No

Financial Covenant	Required	Actual	Complies

Adjusted Quick Ratio**	See Section 1.8	_____:1.00	Yes	No
Bookings**	See Section 1.9	$_________	Yes	No

*provided however if there are no Advances such financial statements shall be delivered on a quarterly basis and not a monthly basis. **measured (i) as of the last day of each month

Comments Regarding Exceptions: See Attached.

Received by:
Sincerely,			AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE			AUTHORIZED SIGNER

Date:
TITLE
Compliance Status

DATE

Corporation Resolutions and Incumbency Certification

Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of SCIENTIFIC LEARNING CORPORATION; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1. Any one (1) of the following __________________________ (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Texas banking association, from time to time, in an unlimited amount.
(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;
(c)

Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)

Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e)

Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, ,and any and all amendments or modifications thereto, any or all of which may relate to all or to substantially all of the Corporation's property and assets.

2.Said Bank is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE
______________________________	__________________	_________________________________
______________________________	__________________	_________________________________
______________________________	__________________	_________________________________
______________________________	__________________	_________________________________
______________________________	__________________	_________________________________
______________________________	__________________	_________________________________
______________________________	__________________	_________________________________

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on August 14, 2012

           ______________________________

                          Secretary

The Above Statements are Correct.
signature of officer or director or, if none. a shareholder other than secretary when secretary is authorized to sign alone.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.